Exhibit 99.1

NTH CYCLE INC., A PURE PLAY CRITICAL MINERAL REFINING COMPANY, TO LIST ON NYSE THROUGH BUSINESS COMBINATION WITH KENSINGTON CAPITAL ACQUISITION CORP. VI

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Nth Cycle will become a publicly traded company through a business combination with Kensington Capital Acquisition Corp. VI (NYSE: KCAC), with the combined company expected to trade on the NYSE under the ticker symbol “NTH”.

•	Nth Cycle fills one of the largest gaps in the critical mineral supply chain, onshoring the refining capability needed to curb Western dependence on China.

•	Nth Cycle’s proprietary electroextraction platform was built for Western markets, replacing the expense, build-out, and waste of traditional refineries with a faster, cheaper, and cleaner alternative.

•	Nth Cycle processes rare earth elements, copper, and battery materials—a trillion-dollar market driven by electrification, defense and AI infrastructure.

•	Proposed transaction implies a pro forma enterprise value of approximately $585 million.

BURLINGTON, MA and WESTBURY, NY – July 22, 2026 – Nth Cycle Inc. (“Nth Cycle” or the “Company”), a pure-play critical mineral refiner, and Kensington Capital Acquisition Corp. VI (“Kensington”) (NYSE: KCAC), a special purpose acquisition company, today announced a definitive business combination that will result in Nth Cycle becoming a publicly traded company. Upon closing of the transaction, the combined company will be named Nth Cycle Holdings, Inc., and its common stock is expected to trade on the NYSE under the new ticker symbol “NTH”.

Founded in 2017, Nth Cycle is building the refining capacity needed to secure Western critical mineral supply chains. Its OYSTER system converts the rare earth elements, copper, and battery metals found in mined and recycled materials into industrial-grade inputs for some of the world’s most strategic industries.

Nth Cycle’s Co-founder and CEO Dr. Megan O’Connor, commented: “Critical minerals are abundant across the West — but they have little to no commercial value until refined. That single chokepoint has left the United States, Europe, and allied nations entirely dependent on China, which has a tighter grip on these essential resources than OPEC ever had on oil. We’ve changed that with our modular refining system and are excited to partner with Kensington to scale our platform at the cost, speed, and efficiency Western markets demand.”

Kensington’s Chairman and CEO, Justin Mirro, added: “Kensington seeks partners who don’t just innovate — they redefine what’s possible for America’s future. Nth Cycle’s breakthrough OYSTER system is exactly that kind of transformative technology: a powerful, scalable solution that will secure our domestic critical minerals supply chain for the next century. We’ve spent years scaling companies in automotive and advanced manufacturing, so we know what it takes to move from breakthrough technology to large-scale commercial production. We’re really excited to partner with Megan and her outstanding team. Together, we’re going to help secure America’s critical minerals future and power the next generation of electrification, defense, and AI.”

Positioned for the Next Industrial Era, Aligned with Government Policy and Private Sector Demand

Critical minerals are one of the defining resources of the new industrial era, and like oil, they have no commercial value unless they are refined for end-use. China currently controls that purification for approximately 85% of the world’s mineral-rich materials, including those from the United States, Europe and allied nations. This bottleneck has become a national priority across the West, establishing refining capacity as a significant bridge to onshoring one of the most consequential supply chains of the next century.

Nth Cycle is currently focused on three fast-growing metal markets driven by federal policy and private sector demand: rare earths, the essential materials enabling military systems and advanced electronics; copper, irreplaceable for transmitting electricity, data and industrial power; and battery materials, which power energy storage, transportation, and electrification.

Nth Cycle’s commercial momentum includes operating the first U.S. refinery to produce high-purity nickel-cobalt mixed hydroxide product from recycled battery feedstock, a 10-year off-take term sheet with Trafigura valued at approximately $1.1 billion, and strategic development agreements with leading rare earth companies.

Transaction Overview

The business combination values Nth Cycle at an implied enterprise value of $585 million, assuming no redemptions by Kensington’s stockholders in connection with closing and the payment of estimated transaction expenses.

The board of directors of both Kensington and Nth Cycle have approved the proposed transaction, which is expected to be completed in the fourth quarter of 2026, subject to customary closing conditions, including regulatory and stockholder approvals.

Transaction proceeds to the combined company are expected to consist of up to $230 million in Kensington’s trust, subject to redemptions, and a common stock PIPE of up to $100 million, of which $40 million has to date been committed by new and existing investors. Additional information about the proposed transaction, including a copy of the Business Combination Agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Kensington with the U.S. Securities and Exchange Commission (the “SEC”) and available at www.sec.gov.

Advisors

Hughes Hubbard & Reed LLP is serving as legal counsel to Kensington. Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, and Drexel Hamilton, LLC are acting as placement agents for Kensington. Latham & Watkins LLP is serving as legal counsel and Cantor Fitzgerald & Co. is acting as an exclusive financial advisor to Nth Cycle. Gateway Group is serving as investor relations and public relations advisor for the transaction.

About Nth Cycle Inc.

Nth Cycle is a critical minerals midstream refining company building the technology and infrastructure needed for Western supply chains. The company addresses the structural bottleneck of foreign dependence to process domestic critical mineral resources with its modular OYSTER system and proprietary electroextraction platform. Combined, they dramatically lower capital intensity, deployment time and emissions to convert industrial scrap, black mass and primary feeds into intermediate and refined products within the nickel, cobalt, copper and rare earth value chains. These advancements enable the domestic production and allied partnerships vital to industrial competitiveness, economic growth, and national security.

About Kensington Capital Acquisition Corp. VI

Kensington Capital Acquisition Corp. VI (NYSE: KCAC) is a special purpose acquisition company (SPAC) led by Chairman and Chief Executive Officer, Justin Mirro, Vice Chairman and President, Dieter Zetsche, Chief Operating Officer, Robert Remenar, Chief Technology Officer, Simon Boag and Chief Financial Officer, Daniel Huber. Kensington’s independent directors are William Kassling, Anders Pettersson, Mitchell Quain, Donald Runkle and Matthew Simoncini.

For more information about Kensington, please visit www.autospac.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain statements that are not historical facts but may be considered “forward-looking statements” within the meaning of Section 27(a) of the Securities Act of 1933 and Section 21(e) of the Securities Exchange Act of 1934. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” or the negatives of these terms or variations of them or similar terminology or expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the business combination, the estimated or anticipated future results and benefits of the combined company (“New Nth Cycle”) following the business combination (the “Business Combination”), including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for New Nth Cycle and other statements that are not historical facts.

These statements are based on the current expectations of the management of Kensington and/or Nth Cycle and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Kensington and Nth Cycle. These statements are subject to a number of risks and uncertainties regarding Nth Cycle’s business and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to: general economic, political and business conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement (the “Business Combination Agreement”); the number of redemption requests made by shareholders of Kensington in connection with the Business Combination; the ultimate size of the PIPE conducted in connection with the Business Combination; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the risk that the approval of the shareholders of Nth Cycle or Kensington for the Business Combination is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the risks related to the rollout of the business of Nth Cycle and the timing of expected business milestones; the effects of competition on Nth Cycle’s business; the ability of New Nth Cycle to execute its growth strategy and secure sufficient capital to execute its growth strategy, manage growth profitably and retain its key employees; the ability of New Nth Cycle to obtain or maintain the listing of its securities on a U.S. national securities exchange following the Business Combination; costs related to the Business Combination; and other risks that will be detailed from time to time in filings with the SEC. The foregoing list of risk factors is not exhaustive. There may be additional risks that Kensington and Nth Cycle presently do not know or that Kensington and Nth Cycle currently believe are immaterial that could also cause actual results to differ from those contained in forward-looking statements. In addition, forward-looking statements provide Kensington’s and Nth Cycle’s expectations, plans or forecasts of future events and views as of the date of this press release. Kensington and Nth Cycle anticipate that subsequent events and developments will cause their assessments to change. However, while Kensington and Nth Cycle may elect to update these forward-looking statements in the future, Kensington and Nth Cycle specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Kensington’s or Nth Cycle’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or results of such forward-looking statements will be achieved. This press release contains preliminary information only, is subject to change at any time, and is not, and should not be assumed to be, complete or constitute all of the information necessary to adequately make an informed decision regarding any potential investment in connection with the Business Combination.

Important Information for Investors and Shareholders

The Business Combination will be submitted to shareholders of Kensington for their consideration. In connection with the Business Combination, Kensington intends to file a Registration Statement with the SEC (the “Registration Statement”), which will include a proxy statement/prospectus and certain other related documents, which will serve as both the proxy statement to be distributed to shareholders of Kensington in connection with its solicitation for proxies for the vote by its shareholders in connection with the Business Combination and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued to securityholders of Kensington and securityholders of Nth Cycle in connection with the completion of the Business Combination. After the Registration Statement is declared effective, Kensington will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. This press release is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that Kensington will send to its shareholders in connection with the Business Combination.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov. The definitive proxy statement/final prospectus (if and when available) will be mailed to shareholders of Kensington as of a record date to be established for voting on the Business Combination. Shareholders of Kensington will also be able to obtain copies of the proxy statement/prospectus without charge, once available, by directing a request to: Kensington Capital Acquisition Corp. VI, 1400 Old Country Road, Suite 301, Westbury, NY 11590.

Participants in the Solicitation

Kensington and its directors, executive officers, and other members of management, and consultants, under SEC rules, may be deemed participants in the solicitation of proxies from Kensington’s shareholders with respect to the Business Combination. Information about the directors and executive officers of Kensington is set forth in its Registration Statement on Form S-1, as amended. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Registration Statement and other relevant materials to be filed with the SEC regarding the Business Combination and related transactions when they become available. Stockholders, potential investors and other interested persons should read the Registration Statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

Nth Cycle, its directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of Kensington’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the Registration Statement when available.

No Offer or Solicitation

This document shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This document shall not constitute an offer to sell or exchange, the solicitation of an offer to buy or a recommendation to purchase, any securities, or a solicitation of any vote, consent or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. No offering of securities in the Proposed Business Combination shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Investor Relations Contact:

Gateway Group

Georg Venturatos, Patrick Hall

949-574-3860

Nthcycle@gateway-grp.com

Media Relations Contact:

Gateway Group

Zach Kadletz

949-574-3860

Nthcycle@gateway-grp.com

Kensington:

Dan Huber

Chief Financial Officer

703-674-6514

dan@kensington-cap.com